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                                                                    Exhibit 32.1

                                  Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), each of the undersigned officers of Novo Networks, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report on Form 10-K for the fiscal year ended June 30, 2003 (the "Periodic Report") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Steven W. Caple
                                               ----------------------
                                               Steven W. Caple
                                               President
                                               (Principal Executive Officer)

                                                  /s/ Patrick G. Mackey
                                               ------------------------
                                               Patrick G. Mackey
                                               Senior Vice President
                                               (Principal Accounting Officer)

Dated September 29, 2003

        The foregoing certification is being furnished solely pursuant to
          Section 906 of the Act and is not being filed as part of the
              Periodic Report or as a separate disclosure document.